UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2021

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission	(IRS Employer
File Number)	Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information included in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 23, 2021, Arcimoto, Inc. (the “Company”) entered into an Asset Purchase Agreement dated to be effective January 22, 2021 (the “Agreement”) with Tilting Motor Works, Inc., a Washington corporation (the “Seller”) and Robert Mighell, in his individual capacity solely with respect to Section 11(I) of the Agreement. Pursuant to the terms and conditions of the Agreement, the Seller will deliver, transfer, assign and convey the Company the Assets (as defined in the Agreement) and the Company will pay aggregate consideration of $1,750,000 and 604,687 shares of Company common stock, no par value, subject to certain conditions and adjustments. The Company will assume the Assumed Liabilities (as defined in the Agreement). The Assets include, but are not limited to all inventories, machinery and equipment, Intellectual Property (as defined in the Agreement), general intangibles; furniture and fixtures; office supplies and equipment, leasehold improvements, prepaid expenses, contract and lease rights, open purchase orders from customers, claims benefitting Seller with respect to the business, know-how, tradenames and trademarks, logos, operating data and records, internet domain names, accounting records and reports, and all of Seller’s rights to the name “Tilting Motor Works.”

The Agreement contained certain customary representations and warranties made by the parties. The Seller and the Company agreed to various customary covenants, including, among others, covenants regarding non-competition and the non-solicitation of business relationships. Robert Mighell guaranteed the Company’s indemnification obligations solely with respect to Post-Restricted Period Fraud Claims (as defined in the Agreement) pursuant to Section 11(I) of the Agreement.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.04 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On January 25, 2021, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.04	Asset Purchase Agreement, dated January 22, 2021
99.1	Press Release Dated January 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: January 25, 2021	By:	/s/ Mark Frohnmayer
Mark Frohnmayer
Chief Executive Officer

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